Other receivables	12 Months Ended
Dec. 31, 2022
Other receivables
Other receivables

17       Other receivables

	At December 31,
	2022	2021
Non-Current
Tax credits	10,992	8,191
Trust funds (1)	54,782	58,623
Prepaid expenses	792	219
Other	12,199	5,340
	78,765	72,373
Current
Tax credits	10,925	15,508
Guarantee deposit	9,605	8,485
Receivables from related parties (Note 27)	10,140	9,113
Prepaid expenses	4,849	3,851
Government grants to receive (2)	7,193	17,643
Other(3)	15,088	11,821
	57,800	66,421

(1) Funds are held by a trust, on which the Company does not have the power to direct the relevant activities of the trustee company and is not exposed, or have rights, to variable returns, as such does not consolidate the trustee company.

(2) As of December 31, 2022 and 2021 includes grants to be received by TA and ICASGA, see Note 8.

(3) Mainly includes receivable for the additional Municipal tax on passenger boarding fees of TA for a total amount of USD 5,188 as of December 31,2022 (USD 4,869 as of December 31,2021).

The fair value of financial assets within current other receivables approximates to its carrying amount. The fair value of financial assets within non-current receivables amounts to approximately USD 58.8 million at December 31, 2022 (USD 62.5 million as of December 31, 2021). The fair value of these financial assets was calculated using a discounted cash flow (Level 3).